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                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of May 15, 2000, by and between International Business Machines Corporation, a New York corporation ("IBM"), and EMW Energy Services Corp., a Delaware corporation (the "Company") and, solely for purposes of the provisions set forth in Sections 3.2, 4.4, 4.8 and 5.4 hereof, Enron Energy Services, LLC, a Delaware limited liability company ("EES").

         WHEREAS, IBM and the Company have entered into that certain Information Technology Services Agreement dated May 12, 2000 (the "Services Agreement") which, among other things, establishes a strategic relationship between IBM and the Company;

         WHEREAS, in connection with the execution of the Services Agreement, IBM has agreed, subject to certain conditions herein, to contribute to the Company, in the aggregate, up to $20 million in exchange for shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"); and

         WHEREAS, IBM and the Company wish to set forth the terms on which such Common Stock will be issued to IBM.

         NOW, THEREFORE, for and in consideration of the foregoing premises, mutual covenants, rights and obligations set forth herein, the benefits to be derived therefrom and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto agree as follows:

                                    ARTICLE I
                                  SUBSCRIPTION

                  1.1      SUBSCRIPTION BY IBM.

                  (a) Upon the terms and subject to the conditions hereof, IBM hereby subscribes for and agrees to accept from the Company, and the Company agrees to issue and deliver to IBM:

                           (i) promptly after the date hereof, 5,502 shares of
                  Common Stock of the Company in exchange for the payment of $10,000,000 on the terms set forth in Section 1.1(b);

                           (ii) provided an initial firm commitment underwritten
                  public offering of shares of Common Stock registered under the Securities Act of 1933, as amended (the "Securities Act") is consummated on or before one year from the date hereof (a "Qualified IPO"), then on the later to occur of December 29, 2000 or the consummation by the Company of a Qualified IPO (the "Second Subscription Closing Date"), such number of shares of Common Stock equal to the quotient of (x) $5,000,000 and (y) one-half of the initial public offering price per share of the Common Stock offered pursuant to a Qualified IPO, in exchange for a contribution of $5,000,000 (the "Second Subscription"); and

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                           (iii) on the later to occur of the business day
                  following the first anniversary of a Qualified IPO or December 31, 2001 (the "Third Subscription Closing Date"), provided that the Company consummated a Qualified IPO, such number of shares of Common Stock equal to the quotient of (x) $5,000,000 and (y) the average of the last reported daily sales price of the Common Stock on the principal national securities exchange or market on which the Common Stock is listed or admitted to trading (the "Closing Price") for each day such exchange or market is open for trading (a "Trading Day") during the twenty
                  (20) Trading Days prior to the Third Subscription Closing Date in exchange for a contribution of $5,000,000 (the "Third Subscription"); PROVIDED, HOWEVER, that the Closing Prices used to compute the number of shares of Common Stock subscribed for pursuant to the Third Subscription shall be adjusted as necessary to reflect any stock splits, stock dividends, reclassifications, extraordinary dividends or similar items that the Company may cause to occur during such twenty Trading Day period; PROVIDED FURTHER, HOWEVER, that if such twenty (20) Trading Day average price is less than one-half of the initial public offering price of Common Stock in the Qualified IPO (as appropriately adjusted for any stock splits, stock dividends, reclassifications, extraordinary dividends or similar items that occurred subsequent to the consummation of the Qualified IPO), then either IBM or the Company may elect to not consummate the Third Subscription.

                  (b) On May 31, 2000, IBM shall wire transfer $5,000,000 to the Company as the first payment for the shares of Common Stock issued pursuant to Section 1.1(a)(i) of this Agreement. On September 29, 2000, IBM shall wire transfer an additional $5,000,000 to the Company as a further and final payment for the shares of Common Stock issued pursuant to Section 1.1(a)(i). On the Second Subscription Closing Date, IBM shall have the option to either (i) wire transfer $5,000,000 to the Company or (ii) credit the Company for any outstanding invoices or accrued but unbilled fees for services rendered by IBM to the Company under the Services Agreement as of that date or, if the Services Agreement is then in effect, provide a credit which may be used to offset payments due to IBM pursuant to the Services Agreement in the amount of $5,000,000, or any combination of the foregoing aggregating $5,000,000, and the Company shall deliver to IBM a certificate evidencing the shares of Common Stock issued pursuant to Section 1.1(a)(ii) of this Agreement. On the Third Subscription Closing Date, IBM shall have the option to either (i) wire transfer $5,000,000 to the Company or (ii) credit the Company for any outstanding invoices or accrued but unbilled fees for services rendered by IBM to the Company under the Services Agreement as of that date or, if the Services Agreement is then in effect, provide a credit which may be used to offset payments due to IBM pursuant to the Services Agreement in the amount of $5,000,000, or any combination of the foregoing aggregating $5,000,000, and the Company shall deliver to IBM a certificate evidencing the shares of Common Stock issued pursuant to Section 1.1(a)(iii) of this Agreement. All such certificates issued pursuant to this Section 1.1(b) shall be in definitive form and registered in the name of IBM and bearing the legends set forth in Section 4.7. Such shares of Common Stock

                                       2

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issued pursuant to the terms of Section 1.1 of this Agreement shall be hereinafter referred to as the "Securities."

                  (c) Notwithstanding the foregoing, the issuance of the Securities pursuant to the Second Subscription and the Third Subscription shall be delayed to the extent necessary so that the issuance of such Securities will not contravene any applicable law or outstanding injunction, order or decree, PROVIDED, HOWEVER, that the amount of the consideration to be paid by IBM in connection with the Second Subscription and the Third Subscription shall not in any way be affected by any such delay. IBM and the Company agree to use commercially reasonable efforts to obtain all necessary consents and approvals and to make all necessary filings to permit such issuance. If notwithstanding such efforts, the issuance of the Securities under the Second Subscription or the Third Subscription would be delayed more than 120 days as a result of this Section 1.1(c), then such issuance of Securities shall not be made. IBM's obligation to purchase the Securities and the Company's obligation to issue the Securities, pursuant to the Second Subscription and Third Subscription is contingent upon the consummation of a Qualified IPO.

                  (d) Notwithstanding the foregoing, in case of any consolidation with or merger of the Company with or into another corporation or other entity (except for a merger or consolidation in which the Company is the continuing corporation other than as a subsidiary of another corporation or other entity and there is no change in or distribution with respect to the Common Stock), or in case of any sale, lease or conveyance to another corporation or other entity of the assets of the Company as an entirety or substantially as an entirety, then IBM's obligation to purchase shares of Common Stock pursuant to Section 1.1(a)(ii) and (iii) and the Company's obligation to issue shares pursuant to Section 1.1(a)(ii) and (iii) and
Section 1.1(e) shall terminate and be of no further force or effect as of the consummation of such transaction.

                  (e) If prior to the earlier of November 15, 2001 or the consummation by the Company of an initial firm commitment underwritten public offering of shares of Common Stock registered under the Securities Act (the "Initial Public Offering") the Company sells New Securities for consideration of less than $1,817.50 per share of Common Stock (such amount to be appropriately adjusted for stock splits, stock dividends, reclassifications, extraordinary dividends or similar items occurring after the date hereof and prior to such sale of New Securities) then the Company shall issue to IBM the Additional Shares for no additional consideration. The "Additional Shares" shall mean the incremental additional shares of Common Stock that IBM would be entitled to acquire as a result of the application of the anti-dilution adjustment in Section 7(e)(i) of the Investor Warrants (as such term is defined in the Stockholders Agreement dated as of January 6, 2000 among the Company and the Investors and certain other parties, as such agreement is amended from time to time (the "Stockholders Agreement") (a copy of which the Company has previously delivered to IBM)) if IBM had been granted on the date hereof an Investor Warrant to acquire 5,502 shares of Common Stock with an initial Exercise Price of $1817.50 rather than $968.75. "New Securities" shall have the meaning ascribed to such term in Section 2.4(a) of the Stockholders Agreement except that New Securities shall not include (i) the Securities to be issued hereunder, (ii) Excluded Stock (as such

                                       3

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term is defined in the Investor Warrant) or (iii) securities issued to strategic partners constituting less than 2% of the fully diluted Common Stock outstanding on the date hereof. If New Securities are issued for consideration other than cash, the Board of Directors of the Company shall determine in good faith the value of such consideration.

                  1.2 AGREEMENT TO BE BOUND. IBM agrees that the Securities shall be subject to the terms of this Agreement and the certificate of incorporation and by-laws of the Company as they may be amended from time to time.

                                   ARTICLE II
                      REPRESENTATIONS AND WARRANTIES OF IBM

         IBM represents and warrants to the Company and EES that the following is true as of the date hereof and will be true as of the date of the issuance of the Securities pursuant to the Second Subscription and the Third Subscription as if made at and as of such date (it being agreed that the Company may, as a condition to the issuance of any Securities, require IBM to execute a written affirmation of the following representations as of the date of such issuance):

                  2.1 ORGANIZATION; GOOD STANDING. IBM is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with full corporate power and authority to carry on its business as presently conducted.

                  2.2 AUTHORITY. IBM has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. IBM has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

                  2.3 DUE EXECUTION AND ENFORCEABILITY. This Agreement has been duly executed and delivered by IBM, and (assuming due authorization, execution and delivery of this Agreement by the Company and EES) this Agreement constitutes a legal, valid and binding obligation of IBM, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

                  2.4      ACCREDITED INVESTOR.

                  (a) IBM is acquiring the Securities for its own account, solely for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities.

                  (b) IBM understands that the Securities will not be registered under the Securities Act or any federal or state law by reason of specific exemptions under the provisions

                                       4

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thereof, the availability of which depends in part upon the bona fide nature of its investment intent and upon the accuracy of its representations made in this Section 2.4.

                  (c) IBM understands that the Company is relying upon the representations and agreements contained in this Section 2.4 for the purpose of determining whether this transaction meets the requirements for such exemptions.

                  (d) IBM is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (e) IBM has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Securities. IBM recognizes that an investment in the Securities is a speculative investment involving a high degree of risk. IBM is and will be able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, IBM is and will be able to hold the Securities for an extended period of time and will have a sufficient net worth to sustain a loss of its entire investment in the Securities in the event such loss should occur.

                  (f) IBM understands that the Securities will be "restricted securities" under applicable federal securities laws and that the Securities Act and the Securities and Exchange Commission provide in substance that it may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and it understands that the Company will have no obligation to register any of the Securities.

                  (g) IBM has been furnished by the Company with information (or provided access to information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Securities and the merits and risks of an investment in the Securities that it has requested or otherwise needs to evaluate the investment in the Securities.

                  2.5 NO CONFLICT. The execution, delivery and performance of this Agreement by IBM does not and will not (i) violate, conflict with or result in the breach of any provision of its organizational documents, (ii) conflict with or violate any law, governmental regulation or governmental order applicable to it or any of its assets, properties or businesses or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of IBM's assets or properties pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which IBM is a party or by which any of its assets or properties is bound or affected; except to the extent that any conflict under (ii) or (iii) above would not have a material adverse effect on the financial condition, business or operations

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(a "Material Adverse Effect") of IBM and its subsidiaries taken as a whole or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                  2.6 GOVERNMENT CONSENTS. The execution, delivery and performance of this Agreement by IBM does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any court, judicial or quasi-judicial or administrative agency or body or commission or other governmental or other regulatory authority or agency (a "Governmental Authority").

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                             OF THE COMPANY AND EES

                  3.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to IBM that the following is true as of the date hereof and (other than the representations included in Section 3.1(h), (i), (j), (k), (l) and (m)) will be true as of the Second Subscription Closing Date and the Third Subscription Closing Date as if made at and as of such date (it being agreed that IBM may, as a condition to the purchase of any Securities, require the Company to execute a written affirmation of the following representations as of the date of such purchase):

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the corporate power and authority to carry on its business as presently conducted. The Company is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such qualification necessary, except to the extent that the failure to be so qualified would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                  (b) The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereunder. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company.

                  (c) This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by IBM hereto) this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

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                  (d)      The Company is not subject to, or is exempt from,
regulation as a "holding company," a "subsidiary company" of a "holding company," an "affiliate" of a "holding company," or an "affiliate" of a "subsidiary company" of a "holding company," in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), except as to the requirements of Section 9(a)(2) of PUHCA in accordance with Rule 2 promulgated thereunder.

                  (e) The capital stock to be issued by the Company pursuant to this Agreement has been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully-paid and non-assessable. No Person will have any preemptive or similar rights with respect to the Securities. As used herein, a "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity.

                  (f) The execution, delivery and performance of this Agreement by the Company does not and will not (i) violate, conflict with or result in the breach of any provision of its certificate of incorporation or bylaws, (ii) conflict with or violate any law, governmental regulation or governmental order applicable to it or any of its assets, properties or businesses or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the Company's assets or properties pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company is a party or by which any of its assets or properties is bound or affected; except to the extent that any conflict under (ii) or (iii) above would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                  (g) The execution, delivery and performance of this Agreement by the Company does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                  (h) There is no judicial or administrative action, suit, proceeding (whether adjudicatory, rule-making, licensing or otherwise) or investigation pending or, to the knowledge of the Company, threatened in law or equity against the Company relating to the Company or the transactions contemplated by this Agreement before any Governmental Authority, that would have a Material Adverse Effect on the Company and its subsidiaries taken as a whole or on the ability of the Company to consummate the transactions contemplated hereby.

                  (i) The Company has previously delivered to IBM the Company's unaudited balance sheet (the "Balance Sheet") as of December 31, 1999 (the "Balance Sheet Date"), which

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has been prepared in all material respects in accordance with generally accepted accounting principles ("GAAP") and present fairly the financial condition of the Company as of December 31, 1999; PROVIDED that certain footnote disclosures, statements and other information which reflect significant accounting policies normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

                  (j) Since December 31, 1999, there has not been any change, development, or effect on the Company that has had a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

                  (k) Except as provided in that certain Contribution and Subscription Agreement dated December 23, 1999 (the "Contribution Agreement") and all documents contemplated therein, including, but not limited to, the Stockholders Agreement and that certain Business Opportunity Agreement dated January 6, 2000, the Company represents that to its knowledge no stockholder of the Company has executed as of the date hereof an instrument waiving any fiduciary obligations that may be owed to it by other stockholders of the Company.

                  (l) The Company covenants that, until the consummation of an Initial Public Offering, it will deliver to IBM:

                           (i) as soon as practicable and in any event within
                  fifteen (15) days after the end of each calendar month, a report showing in reasonable detail the financial and operating performance and results for the prior calendar month;

                           (ii) as soon as practicable and in any event within
                  sixty (60) days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of income, changes in stockholders' equity and changes in financial position of the Company for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company as at the end of such quarterly period, all unaudited but prepared in accordance with GAAP on a basis consistent with past practice;

                           (iii) as soon as practicable and in any event within
                  ninety (90) days after the end of each fiscal year, consolidated statements of income, changes in stockholders' equity and changes in financial position of the Company for such year, and a consolidated balance sheet of the Company as at the end of such year, in each case audited for the Company by independent public accountants of recognized national standing selected by the Company from among the five largest accounting firms in the United States, whose report shall state that such consolidated financial statements present fairly the results of operations, cash flows and financial position of the Company in accordance with GAAP on a basis consistent with prior periods except as noted therein and that the examination by such accountants has been made

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                  in accordance with generally accepted auditing standards; and

                           (iv) as soon as practicable, and in any event within
                  the applicable time period specified in the instructions to Form 8-K under the Securities Exchange Act of 1934, notice of any event that would be required to be reported on such form if the Company were then required to file such reports.

                  (m) The capitalization table attached hereto as EXHIBIT A accurately reflects the equity capitalization of the Company as of the date hereof without giving effect to any potential transactions or agreements for the issuance of securities which the Company may be currently negotiating with any third parties.

                  3.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF EES. EES represents, warrants and covenants to IBM that, as of the date hereof:

                  (a) EES is a limited liability company validly existing and in good standing under the laws of the State of Delaware, and has the limited liability company power and authority to carry on its business as presently conducted.

                  (b) The execution and delivery of this Agreement by EES, the performance by EES of its obligations hereunder, and the consummation by EES of the transactions contemplated hereby have been duly authorized by all requisite limited liability company action on the part of EES.

                  (c) This Agreement has been duly executed and delivered by EES, and (assuming due authorization, execution and delivery by IBM hereto) this Agreement constitutes a legal, valid and binding obligation of EES, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

                  (d) The execution, delivery and performance of this Agreement by EES does not and will not (i) violate, conflict with or result in the breach of any provision of its organizational documents, (ii) conflict with or violate any law, governmental regulation or governmental order applicable to it or any of its assets, properties or businesses or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of EES's assets or properties pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which EES is a party or by which any of its assets or properties is bound or affected; except to the extent that any conflict under (ii) or (iii) above would not have a Material Adverse Effect on EES and its subsidiaries taken as a whole, or

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prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE IV
                             TRANSFERS OF SECURITIES

                  4.1 TRANSFERS BY IBM. Any sale, assignment, exchange or other transfer or disposition, direct or indirect (collectively, a "Transfer"), by IBM of any of its Securities shall be governed by this Agreement. IBM may not Transfer any portion of its Securities unless otherwise permitted by this
Article IV. Notwithstanding anything to the contrary set forth in this Agreement, the restrictions on Transfers of the Securities contained herein other than Sections 4.5, 4.6 and 4.7 shall not apply to the Transfer by IBM, or any affiliate of IBM, to an affiliate of IBM, PROVIDED that any such transferee has agreed in writing with the Company to be bound by this Article IV as if such affiliate were IBM to the extent this Article IV is then applicable; and any Transfer by an affiliate of IBM (other than to another affiliate of IBM) shall be treated as a Transfer by IBM for purposes of such restrictions on Transfer. For purposes of this Section 4.1, an "affiliate" of IBM shall mean (i) any entity more than 50% of the outstanding equity interests of which are owned, directly or indirectly, by IBM and which is controlled by IBM and (ii) after the earlier to occur of the business day following 180 days following an Initial Public Offering or December 31, 2001, shall also mean any ERISA plan sponsored, maintained or contributed to by IBM or its subsidiaries or a charitable fund or foundation supported by IBM.

                  4.2 TERMINATION OF CERTAIN TRANSFER PROVISIONS. Upon the consummation of an Initial Public Offering, Sections 4.3, 4.4 and 4.8 hereof shall terminate. The Company shall be under no obligation to undertake the filing of an Initial Public Offering.

                  4.3 RIGHT OF FIRST OFFER.

                  (a) If IBM proposes to Transfer all or any portion of its Securities ("Offered Securities"), IBM shall (i) give prior written notice (a "Transfer Notice") to the Company of IBM's desire to effect such Transfer, describing the number of Offered Securities IBM desires to sell and requesting that the Company make an offer to purchase such Offered Securities. After receipt of the Transfer Notice, the Company shall be entitled, but not obligated, for 30 days from the date of receipt of the Transfer Notice, to offer to purchase all, but not less than all, of the Offered Securities for cash by delivering a written notice specifying the terms of such offer (the "Offer") to IBM within such 30-day period. If the Company fails to make an Offer within such 30-day period, then IBM may for a period of 90 days following the end of such 30-day period, Transfer such Offered Securities to any Person; PROVIDED that the prospective transferee delivers to the Company a document (in form reasonably satisfactory to the Company) stating that the prospective transferee agrees to be bound by the terms of this Agreement as if it were IBM and that such Transfer is in full compliance with the Securities Act. If the Company makes an Offer, then IBM shall be entitled, but not obligated, to accept the Offer within 10 days after its receipt thereof (the "Acceptance Deadline") by sending a written acceptance of such Offer in whole (and

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not in part) to the Company (an "Acceptance"). If such Offer is not accepted, then IBM may for a period of 90 days following the Acceptance Deadline, Transfer all (but not less than all) of such Offered Securities to any Person but only for a per share cash consideration exceeding the consideration per share offered in such Offer; PROVIDED that the prospective transferee delivers to the Company a document (in form reasonably satisfactory to the Company) stating that the prospective transferee agrees to be bound by the terms of this Agreement as if it were IBM and that such Transfer is in full compliance with the Securities Act. Each of the securities issued upon a Transfer pursuant to this Section 4.3 shall bear the restrictive legends set forth in Section 4.7, unless in the reasonable judgment of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. If the Offered Securities are not Transferred within the applicable 90-day period during which IBM may Transfer the Offered Securities as provided above, such Offered Securities must be re-offered to the Company in accordance with the provisions of this Section
4.3 if IBM still desires to Transfer the Offered Securities.

                  (b) The closing of the purchase of any shares to be purchased by the Company pursuant to an accepted Offer pursuant to Section 4.3(a), unless otherwise agreed by IBM and the Company, will take place at the offices of the Company on the fifth business day after the date of IBM's Acceptance; PROVIDED, HOWEVER, that any such closing shall be delayed, to the extent required, until the next succeeding business day following the expiration of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the obtaining of all other necessary governmental approvals. At the closing, the Company will pay the purchase price set forth in the Offer in cash in immediately available funds (by wire transfer) solely upon IBM's delivery to the Company of valid certificates or agreements evidencing all of the Offered Securities then being purchased pursuant to the Offer. Certificates or agreements representing such Offered Securities will be duly endorsed (with signature guaranteed) for delivery to the Company. In connection with the delivery of such certificates or agreements to the Company, IBM will execute such written evidence as the Company may reasonably request to represent and warrant to the Company that the Transferred Offered Securities are owned by IBM free and clear of all liens, adverse claims, and other encumbrances other than as provided in this Agreement. IBM will promptly execute, whether before or after any such closing, such additional documents as are reasonably required by the Company to effect more fully the transactions contemplated by this Section 4.3.

                  (c) The Company may Transfer its rights in whole under this
Section 4.3 to one, but not more than one, transferee with respect to each Transfer Notice the Company receives from IBM, without any consent or other action on the part of any other party hereto, to an affiliate (as defined for purposes of Rule 405 under the Securities Act, an "Affiliate") of the Company if, but only if, (i) such transferee is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act, (ii) the Company agrees to guarantee the performance of such transferee to purchase shares to the extent such transferee makes an offer, and IBM accepts such offer, in accordance with the provisions of this Section 4.3 and (iii) the Company provides IBM with the name, address, phone and facsimile numbers and email address of the relevant contact person for such transferee.

                  4.4 DRAG ALONG RIGHTS.

                  (a) In connection with any Transfer by EES and its Affiliates of all of their shares of Common Stock or securities convertible into or exercisable for Common Stock ("Common Stock Equivalents") to any transferee or group of related transferees (other than an Affiliate of EES), EES or its Affiliate shall have the right to require IBM to Transfer all, but not less than all, of its Securities to such transferee or transferees on the same terms and for the exact same consideration on a per share basis as received by EES or its Affiliate in such Transfer. The terms of such Transfer shall be no less favorable than the terms of the Transfer of stock by EES that triggered its rights under this Section 4.4. IBM shall not be required to make any representations or warranties in connection with such Transfer other than representations and warranties as to (i) IBM's ownership of the Securities to be Transferred free and clear of all liens, claims and encumbrances, (ii) IBM's power and authority to effect such Transfer and (iii) such matters pertaining to compliance with securities laws as the transferee may reasonably require. The closing of such purchase by the transferee shall be on the same date that the transferee acquires shares from EES or its Affiliate PROVIDED that IBM is given 10 days advance notice of such closing.

                  (b) The obligation of IBM to sell Securities pursuant to this
Section 4.4 shall apply if and only if IBM would (in connection with the proposed transaction) realize an internal rate of return of at least thirty percent (30%) per annum, calculated based on IBM's aggregate investment in the Company under this Agreement as of such date and giving effect to all dividends and other distributions or amounts received in respect of the Securities purchased by IBM with any non-cash consideration reasonably valued in good faith by the Company at the time of the distribution thereof, and if IBM has Transferred any Securities prior to the proposed sale under Section 4.4, then with the calculation of such internal rate of return assuming no such Transfers had occurred and that IBM then retained such Transferred Securities.

                  4.5 TRANSFERS SUBJECT TO COMPLIANCE WITH SECURITIES ACT. IBM acknowledges that the Securities have not been registered under the Securities Act and agrees that no sale, transfer, assignment, hypothecation or other disposition of the Securities shall be made in the absence of (a) a current registration statement under the Securities Act as to the Securities and the registration or qualification of the Securities under any applicable state securities laws that is then in effect or (b) an opinion of counsel reasonably satisfactory to the Company to the effect that such registration or qualification is not required PROVIDED, HOWEVER, that an opinion of counsel shall not be required in connection with a Transfer by IBM or an affiliate of IBM of the Securities pursuant to Rule 144(k) of the Securities Act.

                  4.6 LOCK-UP AGREEMENT. In connection with any Initial Public Offering of Common Stock, IBM agrees to enter into an agreement on such terms as may be reasonably requested by the underwriters for the public offering not to directly or indirectly, sell, transfer or otherwise dispose of or transfer the economic benefits and burdens of, any of the Securities for a period of time following such Initial Public Offering as such underwriter may reasonably request but not to exceed 180 days, PROVIDED, HOWEVER, that the terms of such agreement are no more onerous or restrictive than the least restrictive restrictions imposed on holders of at least one percent (1%) of the fully diluted shares of Common Stock at the time of the Initial Public Offering and any officers or directors of the Company holding Common Stock.

                  4.7 RESTRICTIVE LEGENDS. Each certificate representing Securities held by IBM, and each certificate representing Securities issued to any subsequent transferee, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN THE SUBSCRIPTION AGREEMENT DATED AS OF MAY 15, 2000, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

                   THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) A CURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT AS TO THE SECURITIES UNDER ANY APPLICABLE STATE SECURITIES LAWS THAT IS THEN IN EFFECT OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

                  4.8 CO-SALE PROVISIONS. EES agrees that until an Initial Public Offering, IBM will be entitled to such rights as are afforded by EES or an Affiliate of EES to the third party investors who invested cash in the Company pursuant to the Contribution Agreement (the "Investors") under the Stockholders Agreement to include any Securities issued hereunder in any Transfer of Common Stock or Common Stock Equivalents by EES or its Affiliates to other parties. If the Investors are permitted to include shares of Common Stock and Common Stock Equivalents in connection with such a Transfer, then IBM shall be entitled to include up to that number of Securities equal to (i) the number of Securities held by IBM multiplied by (ii) a fraction the numerator of which is the number of shares of Common Stock and Common Stock Equivalents the Investors are entitled to sell in connection with such sale and the denominator of which is the number of shares of Common Stock and Common Stock Equivalents calculated on a fully-diluted basis then held by the Investors. The terms of such Transfer shall be no less favorable than the terms of the Transfer by EES, any Affiliate of EES or the Investors. IBM shall not be required to make any representations or warranties in connection with such Transfer other than representations and warranties as to (i) IBM's ownership of the Securities to be Transferred free and clear of all liens, claims and encumbrances, (ii) IBM's power and authority to effect such Transfer and (iii) such matters pertaining to compliance with securities laws as the transferee may reasonably require. The closing of such purchase by the transferee shall be on the same date that the transferee acquires shares from EES, or its Affiliate, or the Investors that are selling; PROVIDED that IBM is given 10 days advance notice of such closing.

                  4.9 REGISTRATION RIGHTS.

                  (a) The Company agrees that after the effectiveness of an Initial Public Offering (or such later date as applicable in accordance with Section 4.6 hereof), IBM will be entitled to piggyback registration rights to include any shares of Common Stock issued hereunder (used herein, the "Piggyback Securities") in any registration statement filed by the Company with the Securities and Exchange Commission to register for sale shares of Common Stock for cash in an underwritten offering under the Securities Act (other than a registration statement on Form S-4 or Form S-8 or any successor forms thereto or other than in connection with an exchange offer or offering solely to the Company's existing security holders). Each time the Company proposes to so file a registration statement with respect to which IBM has the right to request inclusion of Piggyback Securities, the Company shall promptly give written notice of such proposed filing to IBM and, upon the written request by IBM which shall be given to the Company within 10 days after delivery by the Company of the notice of intent to file a registration statement, IBM may include in such registration Piggyback Securities (which request by IBM shall specify the number of Piggyback Securities proposed to be included in such registration). The Company shall use commercially reasonable efforts to cause all such shares of Piggyback Securities that IBM has requested to be included in such registration on the same terms and conditions as the Common Stock otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter or underwriter advises the Company to reduce the number of shares of Common Stock to be sold and the Company has the right to so reduce the number of shares included therein by the Investors pursuant to the Stockholders Agreement, then the number of Piggyback Securities included by IBM shall be reduced at the same time the number of shares included by the Investors are reduced on a pro rata basis based on the number of Securities held by IBM and the number of shares of Common Stock calculated on a fully-diluted basis then held by the Investors that requested the inclusion of shares in such registration. Notwithstanding the foregoing, IBM shall not have any piggyback registration rights with respect to Securities that it may sell pursuant to Rule 144(k) (or any successor provision) promulgated under the Securities Act or (if the provisions would not result in any material limitation on IBM's ability to sell) otherwise pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act. The Company may suspend, terminate or withdraw a piggyback registration at any time in its sole discretion.

                  (b) The Company shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.), (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Piggyback Securities),
(c) printing expenses, (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties),
(e) the fees and expenses incurred in connection with the listing on an exchange of the Piggyback Securities if the Company shall choose to list such Piggyback Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and (h) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in any offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Piggyback Securities or, except as provided by clause (b) or (h) above, any out-of-pocket expenses of IBM (or the agents who manage its accounts) or the fees and disbursements of any underwriter.

                  4.10 OTHER ACTION. The Company and IBM shall use reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated hereunder, including, without limitation, using reasonable efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of the competent governmental entities.

                                    ARTICLE V
                               GENERAL PROVISIONS

                  5.1 ENTIRE AGREEMENT; TERMINATION OF PRIOR AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

                  5.2 WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded, canceled, renewed or extended only by a written instrument signed by the parties hereto. The provisions hereof may be waived in writing by the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

                  5.3 REGISTRATION OF TRANSFERS. If, in the reasonable judgment of counsel to the Company, a proposed Transfer by IBM would constitute a violation of this Agreement, then the Company may refuse to register such proposed Transfer of Securities on the stock transfer records of the Company and give related instructions to its stock transfer agent, if any, to stop the registration of such proposed Transfer of Securities to the extent reasonably necessary to avoid such violation.

                  5.4 NOTICES.

                  (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, telecopied or mailed (by registered or certified mail, postage prepaid) as follows:

                      (i)    If to IBM, then to:

                             International Business Machines Corporation
                             New Orchard Road
                             Armonk, New York 10504

                             Attention:    L. A. Dayton
                                           Vice President, Corporate Development
                                           & Real Estate
                             Facsimile:    (914) 499-7803

                             with a copy to:

                             International Business Machines Corporation
                             New Orchard Road
                             Armonk, New York 10504

                             Attention:    Donald D. Westfall
                                           Associate General Counsel
                             Facsimile:    (914) 499-6006

                      (ii)   If to the Company, then to:

                             EMW Energy Services Corp.
                             10 Glenville Street
                             Greenwich, Connecticut 06831
                             Attention: General Counsel
                             Facsimile:    (203) 531-0404

                      (iii)  If to EES, then to:

                             Enron Energy Services, LLC
                             1400 Smith Street
                             Houston, Texas 77002
                             Attention: General Counsel
                             Facsimile:   (713) 646-2379

                  (b) Each such notice or other communication shall be effective
(i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Section 5.4(a) (with confirmation of transmission), or (ii) if given by any other means, when delivered at the address specified in Section 5.4(a). Any party by notice given in accordance with this Section 5.4 to the other party may designate another address (or telecopier number) or person for receipt of notices hereunder.
Notices by a party may be given by counsel to such party.

                  5.5 GOVERNING LAW.

                  (a) THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF.

                  (b) THE PARTIES AGREE THAT THE STATE OF DELAWARE SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OVER ANY ACTION BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT AND THAT THE PARTIES HEREBY CONSENT TO SUITS IN THE COURTS OF THE STATE OF DELAWARE AND WAIVE THE DEFENSES OF PERSONAL JURISDICTION, SERVICE AND VENUE.

                  5.6 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term, provision, covenant or restriction is invalid, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

                  5.7 COUNTERPARTS. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  5.8 ASSIGNMENT. This Agreement shall not be assigned by any party without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of any party).

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

                                   EMW ENERGY SERVICES CORP.


                                   By:  /s/ JIMMIE L. WILLIAMS
                                      -------------------------------------
                                   Name:  Jimmie L. Williams
                                        -----------------------------------
                                   Title: Vice President
                                         ----------------------------------



                                   INTERNATIONAL BUSINESS MACHINES
                                   CORPORATION


                                   By:  /s/ LORENZO J. DE LA VEGA
                                      -------------------------------------
                                   Name:  Lorenzo J. De La Vega
                                        -----------------------------------
                                   Title: Director, Business Development
                                         ----------------------------------



                                   ENRON ENERGY SERVICES, LLC
                                   (solely for purposes of the provisions set forth in Sections 3.2, 4.4, 4.8 and 5.4)


                                   By:  /s/ MARK S. MULLER
                                      -------------------------------------
                                   Name:  Mark S. Muller
                                        -----------------------------------
                                   Title: Managing Director
                                         ----------------------------------

                                                                       EXHIBIT A

----------------------------------------------------------------------------------------------------------------------------------
                                CAPITAL STRUCTURE
----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT                                                   IBM EQUITY
                          STATE                                                    INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------
Party/Equity Class        Common         CSE's      Primary  Fully Diluted     Common        CSE's       Primary  Fully Diluted
                        Outstanding   Outstanding                            Outstanding  Outstanding
----------------------------------------------------------------------------------------------------------------------------------
EES
  Common Stock                                       45.0%        8.3%                                    42.7%         8.2%
                           45,000       45,000                                  45,000       45,000
----------------------------------------------------------------------------------------------------------------------------------
  Special Warrants                                               39.4%                                                 39.0%
                                       214,426                                              214,426
----------------------------------------------------------------------------------------------------------------------------------
                                                     45.0%       47.6%                                    42.7%        47.2%
                           45,000      259,426                                  45,000      259,426
----------------------------------------------------------------------------------------------------------------------------------
JEDI II
  Common Stock                                        0.2%        0.0%                                     0.2%         0.0%
                              184          184                                     184          184
----------------------------------------------------------------------------------------------------------------------------------
  Special Warrants                                    0.1%        0.1%
                                           390                                                  390
----------------------------------------------------------------------------------------------------------------------------------
                                                      0.2%        0.1%                                     0.2%         0.1%
                              184          574                                     184          574
----------------------------------------------------------------------------------------------------------------------------------
INVESTORS
==================================================================================================================================
DLJ:
----------------------------------------------------------------------------------------------------------------------------------
  Common Stock                                        8.8%        1.6%                                     8.3%         1.6%
----------------------------------------------------------------------------------------------------------------------------------


                                       19

----------------------------------------------------------------------------------------------------------------------------------
                            8,750        8,750                                   8,750        8,750
----------------------------------------------------------------------------------------------------------------------------------
  Special Warrants                                                4.8%                                                  4.8%
                                        26,250                                               26,250
----------------------------------------------------------------------------------------------------------------------------------
  Investor Warrants                                               3.3%                                                  3.3%
                                        18,065                                               18,065
----------------------------------------------------------------------------------------------------------------------------------
                                                      8.8%        9.7%                                     8.3%         9.6%
                            8,750       53,065                                   8,750       53,065
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
GE:
----------------------------------------------------------------------------------------------------------------------------------
  Common Stock                                        8.8%        1.6%                                     8.3%         1.6%
                            8,750        8,750                                   8,750        8,750
----------------------------------------------------------------------------------------------------------------------------------
  Special Warrants                                                4.8%                                                  4.8%
                                        26,250                                               26,250
----------------------------------------------------------------------------------------------------------------------------------
  Investor Warrants                                               3.3%                                                  3.3%
                                        18,065                                               18,065
----------------------------------------------------------------------------------------------------------------------------------
                                                      8.8%        9.7%                                     8.3%         9.6%
                            8,750       53,065                                   8,750       53,065
----------------------------------------------------------------------------------------------------------------------------------
ONTARIO TEACHERS
----------------------------------------------------------------------------------------------------------------------------------
  Common Stock                                        8.6%        1.6%                                     8.1%         1.6%
                            8,566        8,566                                   8,566        8,566
----------------------------------------------------------------------------------------------------------------------------------
  Special Warrants                                                3.9%                                                  3.9%
                                        21,434                                               21,434
----------------------------------------------------------------------------------------------------------------------------------
  Investor Warrants                                               1.4%                                                  1.4%
                                         7,742                                                7,742
----------------------------------------------------------------------------------------------------------------------------------
                                                      8.6%        6.9%                                     8.1%         6.9%
                            8,566       37,742                                   8,566       37,742
----------------------------------------------------------------------------------------------------------------------------------
CalPERS
----------------------------------------------------------------------------------------------------------------------------------

                                       20

----------------------------------------------------------------------------------------------------------------------------------
  Common Stock                                        3.8%        0.7%                                     3.6%         0.7%
                            3,750        3,750                                   3,750        3,750
----------------------------------------------------------------------------------------------------------------------------------
  Special Warrants                                                2.1%                                                  2.0%
                                        11,250                                               11,250
----------------------------------------------------------------------------------------------------------------------------------
  Investor Warrants                                               1.4%                                                  1.4%
                                         7,742                                                7,742
----------------------------------------------------------------------------------------------------------------------------------
                                                      3.8%        4.2%                                     3.6%         4.1%
                            3,750       22,742                                   3,750       22,742
----------------------------------------------------------------------------------------------------------------------------------
IBM - COMMON                                          0.0%        0.0%                                     5.2%         1.0%
                                -            -                                   5,502        5,502
----------------------------------------------------------------------------------------------------------------------------------
CORTEZ
----------------------------------------------------------------------------------------------------------------------------------
  Common Stock                                       25.0%        4.6%                                     23.7%        4.5%
                           25,000       25,000                                  25,000       25,000
----------------------------------------------------------------------------------------------------------------------------------
                                                     25.0%        4.6%                                     23.7%        4.5%
                           25,000       25,000                                  25,000       25,000
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT:
----------------------------------------------------------------------------------------------------------------------------------
  Original Options                                   0.00%        9.5%                                     0.00%        9.4%
                                -       51,613                                       -       51,613
----------------------------------------------------------------------------------------------------------------------------------
  Additional Options                                 0.00%        4.7%                                     0.00%        4.7%
                                        25,806                                               25,806
----------------------------------------------------------------------------------------------------------------------------------
                                                     0.00%       14.2%                                     0.00%       14.1%
                                -       77,419                                       -       77,419
----------------------------------------------------------------------------------------------------------------------------------
CHANNEL PARTNERS
----------------------------------------------------------------------------------------------------------------------------------
AOL                                                  0.0%         2.4%                                     0.0%         2.3%
                                -       12,903                                       -       12,903
----------------------------------------------------------------------------------------------------------------------------------


                                       21

----------------------------------------------------------------------------------------------------------------------------------
Other                                                 0.0%       0.50%                                      0.0%        0.5%
                                -        2,723                                       -        2,723
----------------------------------------------------------------------------------------------------------------------------------
                                                      0.0%       2.9%                                       0.0%        2.8%
                                -       15,627                                       -       15,627
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
IPO
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                               100.0%      100.0%                                   100.0%       100.0%
                          100,000      544,658                                 105,502      550,160
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ASSUMPTIONS:                                                                  IBM invests                     $10.0 mm
                                                                            ResCo Valuation                  $1,000.0 mm
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                       22